UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2011
LECTEC CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-16159	41-1301878

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1407 South Kings Highway, Texarkana, Texas	75501

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (903) 832-0993
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 9, 2011, LecTec Corporation (the “Company”) entered into a Patent Purchase Agreement (the “Agreement”) with Endo Pharmaceuticals Inc. (“Endo”) pursuant to which the Company sold all of its right, title and interest worldwide to the Patent Assets (as defined below) to Endo for $2,000,000. In addition, under the Agreement, among other things: (a) Endo granted the Company a license to the Patent Assets for the Company to sublicense to Novartis Consumer Health, Inc., Johnson and Johnson Consumer Companies, Inc., Chattem, Inc. and Prince of Peace Enterprises, Inc. pursuant to the terms of the Company’s respective license arrangement with each such party; (b) the Company agreed to indemnify Endo and its officers, directors, employees and agents for all claims, liabilities, damages, losses, costs and expenses arising out of third party claims relating to the Company’s breach of the Agreement and certain excluded liabilities; (c) and the Company made customary representations and warranties. On May 9, 2011, the Company issued a press release announcing its entry into the Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The “Patent Assets” include: (a) U.S. Patent No. 5,536,263, U.S. Patent No. 5,741,510, U.S. Patent No. 6,096,333, U.S. Patent No. 6,096,334, U.S. Patent No. 6,361,790, Re-examination Certificate corresponding to Re-examination Request No. 90/005,877 issued on April 4, 2007 for U.S. Patent No. 5,536,263, Re-examination Certificate corresponding to Re-examination Request No. 90/005,878 issued on April 30, 2002 for U.S. Patent No. 5,741,510, Austria patent AT 269744, Australia patent AU 676623, Canada patent CA 2133598, Germany patent DE 69433859, European Patent Office patent EP 0674913, Spain patent ES 2224102, Finland patent application FI 950465, Japan patent application JP 7265353 and Norway patent application NO 951217; (b) all continuations, continuations-in-part and divisionals of such patents and patent applications and any U.S. patents resulting from any re-issue or re-examination of such patents and patent applications; (c) all U.S. and foreign patents and patent applications claiming common priority to any of the patents or patent applications set forth in subparts (a) or (b) above (whether claiming priority from such patents and patent applications or forming the basis of priority for such patents and patent applications); (d) any foreign counterparts to any of the patents and patent applications set forth in subparts (a), (b) and (c) above (all of the foregoing, the “Patents”); (e) all past, present and future claims, causes of actions and other rights against third parties relating to infringement of the Patents; and (f) all rights of the Company to license and collect royalties with respect to all of the Patents.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.01	Patent Purchase Agreement, dated May 9, 2011, between LecTec Corporation and Endo Pharmaceuticals Inc.

99.1	Press Release of LecTec Corporation, dated May 9, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECTEC CORPORATION
By:	/s/ Gregory G. Freitag
Gregory G. Freitag
Chief Executive Officer and Chief Financial Officer
Date: May 13, 2011

EXHIBIT INDEX

Exhibit
Number	Description

10.01	Patent Purchase Agreement, dated May 9, 2011, between LecTec Corporation and Endo Pharmaceuticals Inc.

99.1	Press Release of LecTec Corporation, dated May 9, 2011.